UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

WINSCON ELECTRONICS CO LTD.

(Exact name of small business issuer as specified in its charter)

          Delaware                                      333-127170                                       98-0476582

         (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

3950 Worthview Place

Mississauga, Ontario, CANADA L5N 6S7

 (Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation

On July 27th, 2010, the Winscon Electronics Co. Ltd. Board of Directors passed an amendment to the Articles of Incorporation of the Company.

(a)

The effective date of the amendment is July 29th, 2010

(b)  The following resolution was adopted by the directors of Winscon Electronics Co. Ltd. or hereinafter referred to as (“WINSCON”) or (“the “Company”) on July 27th, 2010 pursuant to Section 222 of the General Corporation Law of the State of Delaware.

RESOLVED, the directors of the Company hereby approve that the name of the corporation shall be changed from WINSCON ELECTRONICS CO. LTD. to UNIWELL ELECTRONIC CORPORATION, pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware.

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2010                                               Winscon Electronics Co. Ltd.

                                                                                                           /S/

                                                                               ________________________________

                                                                                           Luiz Brasil, President

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